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                                                                   EXHIBIT 10.15

                           THE ADVISORY BOARD COMPANY
                              DIRECTORS' STOCK PLAN

1.      PURPOSE

        The purpose of The Advisory Board Company Directors' Stock Plan (the "Plan") is to advance the interests of The Corporate Executive Board Company, a Delaware corporation (hereinafter the "Company"), by enabling the Company to attract, retain and motivate qualified individuals to serve on the Company's Board of Directors and to align the financial interests of such individuals with those of the Company's stockholders by providing for or increasing their proprietary interest in the Company. Any stock options granted pursuant to this Plan shall not qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as incentive stock options. The plan is intended to operate in a manner that exempts grants of Common Stock under the Plan from Section 16(b) of the Securities Exchange Act of 1934, as amended.

2.      DEFINITIONS

        (a) "Board" means the Board of Directors of the Company.

        (b) "Committee" means the Board and/or the Compensation Committee of the Board acting pursuant to its authorization to administer this Plan under
        Section 7.

        (c) "Common Stock" means the Company's Class B Non-Voting Common Stock, par value $.01 per share, subject to adjustment as provided in Section 9.

        (d) "Market Value" means, as of any date, and unless the Committee shall specify otherwise, the closing sale price of the Common Stock as reported for such date pursuant to the consolidated quotation system or any other transaction reporting plan under Section 11A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or, if there have been no sales so reported for such date, the average of the best bid and best offer prices quoted under the consolidated quotation system or any other such transaction reporting plan as of 4:00 p.m., New York time, on such date, or if on any date the Common Stock is not so quoted, the average of the best bid and best offered prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor or comparable organization. If at any time the Common Stock is not listed on any domestic securities exchange or quoted under a transaction reporting plan or in the domestic over-the-counter market, the "Market Value" shall be the fair value thereof determined by the Committee.

        (e) "Options" shall mean the stock options granted to a Participant with respect to shares of Common Stock pursuant to the terms of this Plan.

        (f) "Stock Grant" shall mean the award of shares of Common Stock to a Participant pursuant to the terms of this Plan.






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3.      SHARES SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock which may be issued pursuant to this Plan shall not exceed 842,000. Shares issued under this Plan may be authorized and unissued shares of Common Stock or shares of Common Stock reacquired by the Company. All or any shares of Common Stock subject to an Option or a Stock Grant which for any reason are not issued, do not become vested or are reacquired pursuant to the Plan or the terms of an Option or Stock Grant may again be made subject to an Option or Stock Grant under the Plan.

4.      PARTICIPANTS

        Any person who is, or is elected to be, a director of the Company or any of its subsidiaries shall be eligible for the award of Options and/or Stock Grants hereunder. The Committee shall determine to which directors any such Options and/or Stock Grants shall be awarded hereunder (any such director and his or her authorized transferees hereinafter referred to as a "Participant").

5.      DIRECTOR AWARDS

        The Committee may provide for Options and/or Stock Grants to be awarded to Directors in consideration for their service to the Company. The Committee shall specify the number of shares subject to each Option or Stock Grant provided for under this Section 5, or the formula pursuant to which such number shall be determined, the Participants to receive any such award, the date of award and the vesting and expiration terms applicable to such Option or Stock Grant. The award of Options or Stock Grants hereunder may, but need not, be conditioned on the Director electing to forego his or her right to all or any part of his or her cash retainer or other fees. Subject to adjustment pursuant to Section 9, the maximum number of shares of Common Stock subject to Options and Stock Grants awarded under this Plan during any calendar year to any person on account of his or her service as a director shall not exceed 145,800 shares.

6.      TERMS AND CONDITIONS OF OPTIONS AND STOCK GRANTS

        (a) General Terms and Conditions: Options and Stock Grants awarded pursuant to the Plan need not be identical but each Option and Stock Grant shall be subject to the following general terms and conditions:

                (1) Terms and Restrictions Upon Shares: The Committee may provide that the shares of Common Stock issued upon exercise of an Option or receipt of a Stock Grant shall be subject to such further conditions, restrictions or agreements as the Committee in its discretion may specify prior to the exercise of such Option or receipt of such Stock Grant, including without limitation, manner of sale, deferrals on issuance, conditions on vesting or transferability, and forfeiture or repurchase provisions.

                (2) Transferability: Unless otherwise provided by the Committee, awards of Options or Stock Grants under the Plan shall be nontransferable by the Participant other than by will or the laws of descent and distribution and Options shall be exercisable only by the Participant during his or her lifetime.






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                (3) Other Terms and Conditions: No holder of an Option or Stock
                Grant shall have any rights as a stockholder with respect to any shares of Common Stock subject to an Option or Stock Grant hereunder until said shares have been issued. Options and Stock Grants may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. The Committee may waive conditions to and/or accelerate exercisability of an Option or Stock Grant, either automatically upon the occurrence of specified events (including in connection with a change of control of the Company) or otherwise in its discretion. No Option or Stock Grant, however, nor anything contained in the Plan, shall confer upon any Participant any right to serve as a director of the Company or any of its subsidiaries.

        (b) Option Terms: The Committee may establish the terms, provisions and conditions applicable to awards of Options (including, but not limited to, exercise price, exercisability and vesting) to the extent such terms, provisions and conditions are consistent with the express provisions of the Plan. The exercise price for each Option shall be established by the Committee or under a formula established by the Committee. Notwithstanding the forgoing, the exercise price shall not be less than the Market Value of the Common Stock on the date of grant of the Option, unless the Participant pays or foregoes compensation in the amount of any discount. The exercise price of an Option shall be payable
        (i) in cash, (ii) by payment under an arrangement with a broker where payment is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option shares to the Company, (iii) by tendering (either physically or by attestation) shares of Common Stock owned by the Participant exercising the Option and having a Market Value on the date of exercise equal to the exercise price but only if such will not result in an accounting charge to the Company, or (iv) by any combination of the foregoing. In addition, the exercise price may be payable in such other form(s) of consideration as the Committee in its discretion shall specify, including without limitation by loan (as described in Section 8) or by techniques that may result in an accounting charge to the Company.

        (c) Stock Grant Terms: Stock Grants under the Plan may, in the sole discretion of the Committee, but need not, be conditioned upon the Participant paying cash or cash-equivalent consideration or agreeing to forego other compensation for the shares of Common Stock covered by the Stock Grant. Stock Grants under the Plan may be subject to terms, provisions and conditions (including, but not limited to, vesting) as are established in the sole discretion of the Committee, provided such terms, provisions and conditions are consistent with the express provisions of the Plan. The terms, provisions and conditions may be contingent upon the passage of time, continued service or achievement of Company or individual performance goals, as specified by the Committee.

7.      ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Board, except to the extent the Board designates that the Plan shall be administered by the Compensation Committee of the Board (the Board or any such designated committee, the "Committee"). The Committee shall act pursuant to a majority vote or unanimous written consent.




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        Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation: (a) to prescribe, amend and rescind rules relating to this Plan and to define terms not otherwise defined herein; (b) to prescribe the form of documentation used to evidence any Option or Stock Grant awarded hereunder, including provision for such terms as it considers necessary or desirable, not inconsistent with the terms established by the Committee; (c) to establish and verify the extent of satisfaction of any conditions to exercisability applicable to Options or to receipt or vesting of Stock Grants; (d) to determine whether, and the extent to which, adjustments are required pursuant to Section 9 hereof; and (e) to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Option or Stock Grant awarded hereunder, and to make exceptions to any procedural provisions in good faith and for the benefit of the Company.

        All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Option or Stock Grant awarded hereunder, shall be final and binding on all Participants and holders of Options and Stock Grants. The Committee may consider such factors as it deems relevant, in its sole and absolute discretion, in making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

8.      LOANS

        The Company may, if authorized by the Committee, make loans for the purpose of enabling a Participant to exercise Options and, if applicable, receive Common Stock awarded under the Plan and to pay the tax liability resulting from an Option exercise or Stock Grant under the Plan. The Committee shall have full authority to determine the terms and conditions of such loans. Such loans may be secured by the shares of Common Stock received upon exercise of such Option or receipt of such Stock Grant.

9.      ADJUSTMENT OF AND CHANGES IN THE STOCK

        If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, reclassification, dividend (other than a regular, quarterly cash dividend or an issuance of the class of securities then subject to this Plan as part of a public or private offering thereof) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the maximum number and type of shares or other securities that may be issued under this Plan shall be appropriately adjusted. The Committee shall determine in its sole discretion the appropriate adjustment, if any, to be effected pursuant to the immediately preceding sentence. In addition, in connection with any such change in the class of securities then subject to this Plan, the Committee may make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options and Stock Grants theretofore







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        awarded under this Plan and the exercise price of such Options or price, if any, of such Stock Grants.

        No right to purchase or receive fractional shares shall result from any adjustment in Options or Stock Grants pursuant to this Section 9. In case of any such adjustment, the shares subject to the Option or Stock Grant shall be rounded up to the nearest whole share of Common Stock.

10.     REGISTRATION, LISTING OR QUALIFICATION OF STOCK

        In the event that the Committee determines in its discretion that the registration, listing or qualification of the shares of Common Stock issuable under the Plan on any securities exchange or under any applicable law or governmental regulation is necessary as a condition to the issuance of such shares under the Option or Stock Grant, the Option or Stock Grant shall not be exercisable or exercised in whole or in part unless such registration, listing, qualification, consent or approval has been unconditionally obtained.

11.     TAXES

        The Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by a Participant of any taxes which it determines are necessary or appropriate in connection with any issuance, exercise or vesting of any Options, Stock Grants or shares under this Plan, and the rights of a holder of an Option or Stock Grant or shares are subject to satisfaction of such conditions. The Company shall not be required to issue shares of Common Stock or to recognize the disposition of such shares until such obligations are satisfied. At the Participant's election, any such obligations may be satisfied by having the Company withhold a portion of the shares of Common Stock that otherwise would be issued to the holder of the Option or Stock Grant upon exercise of the Option or vesting or receipt of the Stock Grant or by surrendering to the Company shares of Common Stock previously acquired, provided that such will not result in an accounting charge to the Company. The Company and any affiliate of the Company shall not be liable to a Participant or any other persons as to any tax consequence expected, but not realized, by any Participant or other person due to the receipt of any Options or shares awarded hereunder.

12.     GOVERNING LAW

        The Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the District of Columbia and applicable federal law. Any reference in this Plan or in the agreement or other document evidencing any Options to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

13.     ARBITRATION OF DISPUTES

        In the event a Participant or other holder of an Option believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant or optionholder may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of







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        the Administrator's decision. Participants and optionholders explicitly waive any right to judicial review.

        Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. Any such arbitration shall be heard in the District of Columbia, before a panel consisting of one arbitrator. Except as the parties to the arbitration may otherwise agree, the arbitrator shall be appointed in the first instance by the appropriate official in the District of Columbia office of the American Arbitration Association or, in the event of his or her unavailability by reason of disqualification or otherwise, by the appropriate official in the New York City office of the American Arbitration Association. The arbitrator and shall be an individual who is an attorney licensed to practice law in the District of Columbia. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

14.     EFFECTIVE DATE, AMENDMENT AND TERMINATION OF PLAN

        This Plan was adopted by the Board of Directors and approved by the stockholders of the Company on June 1, 2001 (the "Effective Date"). Any Options and Stock Grants awarded prior to the such date shall be contingent on such approval and, if such approval is not obtained, shall be null and of no effect.

        The Plan shall remain available for the grant of Options and Stock Grants until the tenth anniversary of the Effective Date. The Board may periodically amend the Plan as it determines appropriate, without further action by the Company's stockholders except to the extent required by applicable law. Any amendment to the Plan will not affect the rights and obligations arising under Options or Stock Grants theretofore awarded and then in effect. Notwithstanding the foregoing, and subject to adjustment pursuant to Section 9, the Plan may not be amended to increase the number of shares of Common Stock authorized for issuance under the Plan, unless any such amendment is approved by the Company's stockholders. The Plan may be earlier terminated at such earlier time as the Board may determine. Termination and expiration of the Plan will not affect the rights and obligations arising under Options or Stock Grants theretofore awarded and then in effect.






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